UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): July 1, 2026

Kyndryl Holdings, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40853 (Commission File Number)	86-1185492 (I.R.S. Employer Identification No.)

One Vanderbilt Avenue, 15th Floor
New York, New York 10017
(Address of principal executive offices, and Zip Code)

855-596-3795
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common stock, par value $0.01 per share	KD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 1, 2026, the Board of Directors (the “Board”) of Kyndryl Holdings, Inc. (the “Company”) appointed Ellen Johnson as Chief Financial Officer of the Company, effective the day after the Company files its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 (the “Effective Date”). Ms. Johnson will commence her employment with the Company on July 20, 2026, prior to such filing, to ensure a smooth transition of responsibilities.

Ms. Johnson, 60, previously served from 2020 to 2025 as executive vice president and chief financial officer of Interpublic Group of Companies, Inc. (“IPG”), a global advertising and marketing company that was recently acquired by Omnicom Group Inc. Since joining IPG in 2000, she served in several senior finance leadership positions, including as chief financial officer of IPG Mediabrands from 2018 to 2020, senior vice president of finance and treasurer from 2013 to 2020, senior vice president and treasurer from 2004 to 2013, and assistant treasurer, international from 2000 to 2004. Ms. Johnson also recently served as an advisor in residence for the EY Center for Executive Leadership, an executive leadership advisory program, from 2025 to 2026, and she currently serves on the board of directors of Nexstar Media Group, Inc., a media company. Ms. Johnson received her MBA in finance from New York University Stern School of Business, and her Bachelor of Science degree in accounting, with a minor in business, from State University of New York at Albany.

Ms. Johnson does not have any family relationship with any of the Company’s executive officers or directors, and there are no arrangements or understandings between Ms. Johnson and any persons pursuant to which she was appointed as an officer of the Company. In addition, there have been no transactions involving Ms. Johnson that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

In connection with the appointment of Ms. Johnson, the Compensation and Human Capital Committee of the Board set her annual base salary at $1,000,000, with an annual target incentive opportunity of 125% of base salary. Ms. Johnson’s annual incentive award payout will be prorated for the fiscal year ended March 31, 2027 (“fiscal 2027”), based on months of service, and will be determined by achievement of the Company’s pre-established performance goals. Ms. Johnson will also be eligible to participate in the Company’s long-term incentive (“LTI”) program and is expected to receive a fiscal 2027 LTI award with a target grant value of $4,500,000, of which 65% will be delivered in the form of performance share units (“PSUs”) and 35% will be delivered in time-vesting restricted stock units (“RSUs”). The RSU award will vest in four equal annual installments beginning on the first anniversary of the grant date, and the PSUs will vest subject to the achievement of the Company’s pre-established performance criteria over a three-year performance period. Ms. Johnson will also receive a special sign-on RSU grant with a grant date value of $1,500,000 that will vest in three equal annual installments beginning on the first anniversary of the grant date.

Upon the Effective Date, Ms. Johnson will succeed Harsh Chugh, the Company’s current Interim Chief Financial Officer. Mr. Chugh will remain at the Company after the Effective Date and assist with the transition.

Additionally, on July 1, 2026, the Board appointed Andrew Bonzani as General Counsel and Secretary of the Company, effective immediately. Mr. Bonzani succeeds Mark Ringes, who served as the Company’s Interim General Counsel and Secretary and returns to his role as Deputy General Counsel.

Item 7.01 Regulation FD Disclosure

Mr. Bonzani, 62, previously served as senior vice president, general counsel and secretary of IPG since joining in 2012 and most recently as executive vice president and general counsel from 2021 to 2025. Prior to joining IPG, Andrew worked at IBM, holding a number of positions in the legal department for 18 years, most recently as vice president, assistant general counsel and secretary from 2008 to 2012, overseeing the corporate legal functions. Mr. Bonzani received his JD from St. John’s University School of Law and his Bachelor of Arts degree in philosophy from Binghamton University.

Mr. Bonzani does not have any family relationship with any of the Company’s executive officers or directors, and there are no arrangements or understandings between Mr. Bonzani and any persons pursuant to which he was appointed as an officer of the Company. In addition, there have been no transactions involving Mr. Bonzani that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

In connection with the appointment of Mr. Bonzani, the Compensation and Human Capital Committee of the Board set his annual base salary at $900,000, with an annual target incentive opportunity of 125% of base salary. Mr. Bonzani’s annual incentive award payout will be prorated for the fiscal year ended March 31, 2027 (“fiscal 2027”), based on months of service, and will be determined by achievement of the Company’s pre-established performance goals. Mr. Bonzani will also be eligible to participate in the Company’s long-term incentive (“LTI”) program and is expected to receive a fiscal 2027 LTI award with a target grant value of $2,500,000, of which 65% will be delivered in the form of performance share units (“PSUs”) and 35% will be delivered in time-vesting restricted stock units (“RSUs”). The RSU award will vest in four equal annual installments beginning on the first anniversary of the grant date, and the PSUs will vest subject to the achievement of the Company’s pre-established performance criteria over a three-year performance period. Mr. Bonzani will also receive a special sign-on RSU grant with a grant date value of $1,250,000 that will vest in three equal annual installments beginning on the first anniversary of the grant date.

A press release announcing the appointments of Ms. Johnson, as Chief Financial Officer of the Company, and Mr. Bonzani, as General Counsel and Secretary of the Company, is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description of Exhibit
99.1	Press Release, dated July 6, 2026 (Furnished herewith)
104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2026

KYNDRYL HOLDINGS, INC.

By:	/s/ Ann Schlaffman
Name: Ann Schlaffman
Title: Vice President, Associate General Counsel and Assistant Secretary